PIMCO Funds: Pacific Investment Management Series
 Supplement dated March 24, 2003 to the PIMCO Total Return Fund
Class A, B and C Prospectus dated November 26, 2002

In the individual Fund Summary pages for the Total Return Fund, under the heading "Fees and Expenses of the Fund," the "Examples" table has been revised to reflect the following values for Year 10 for Class B shares of the Fund.

Fund	Year 10: With or without redemption of shares at the end of the period	Year 10 Footnote: For Class B shares purchased prior to January 1, 2002

Total Return Fund	$1,754	$1,661

Investors Should Retain This Supplement For Future Reference